UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2007

NATIONAL SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-6453	95-2095071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

2900 SEMICONDUCTOR DRIVE,  P.O. BOX 58090
SANTA CLARA, CALIFORNIA 95052-8090
(Address of Principal Executive Offices)

(408) 721-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Signature

Exhibit:
5.1	Opinion of Latham & Watkins LLP as to the legality of the Senior Notes, dated June 18, 2007

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(d)                                              Exhibits

The exhibit listed in the accompanying Exhibit Index relates to the Registration Statement on Form S-3ASR (as amended, the “Registration Statement”) (File Number 333-143571), filed by National Semiconductor Corporation (the “Company”) with the Securities and Exchange Commission on June 7, 2007, and is filed herewith for incorporation by reference in the Registration Statement in connection with the public offering of $250,000,000 aggregate principal amount of the Company’s Senior Floating Notes due 2010 (the “Floating Rate Notes”), $375,000,000 aggregate principal amount of the Company’s 6.150% Senior Notes due 2012 (the “2012 Notes”) and $375,000,000 aggregate principal amount of the Company’s 6.600% Senior Notes due 2017 (the “2017 Notes” and, together with the Floating Rate Notes and the 2012 Notes, the “Senior Notes”).

Exhibit No.	Description of Exhibit

5.1	Opinion of Latham & Watkins LLP as to the legality of the Senior Notes, dated June 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL SEMICONDUCTOR CORPORATION

Dated: June 18, 2007	/s/ John M. Clark III
John M. Clark III
Senior Vice President, General
Counsel and Secretary
Signing on behalf of the registrant